Exhibit 10.6.1

John Richard

John Richard Associates LLC

21 West Andrews Drive

Atlanta

GA

30305

USA

17 January 2018

Dear John

Letter of Amendment to Consultancy Agreement between Mereo BioPharma Group plc (“Mereo”) and John Richard & Associates LLC (“JRA”) dated 21 April 2017 (“Agreement”)

We write to confirm the following amendment as permitted by Clause 10 of the Agreement.

It is agreed between Mereo and JRA that:

1.	Automatic termination of the Agreement pursuant to Clause 7.1 is waived and the Agreement continues with full force and effect.
2.	The Agreement shall remain in full force and effect until 31 January 2018.

Please confirm receipt of this letter within by signing, dating and returning the enclosed copy.

Yours sincerely

/s/ Denise Scots-Knight

Denise Scots-Knight

Chief Executive Officer

Mereo BioPharma Group plc

Mereo BioPharma Group plc

4th Floor, 1 Cavendish Place

London, W1G 0QF

T: +44 (0) 3330237300

www.mereobiopharma.com

Mereo Biopharma Group plc is company registered in England and Wales under number 9481161 whose registered office is at 4th Floor, 1 Cavendish Place, W1G 0QF.

John Richard & Associates LLC acknowledge receipt of this letter:

Signed: /s/ John Richard

Name: John Richard

Date: 17 January 2018

Mereo BioPharma Group plc

4th Floor, 1 Cavendish Place

London, W1G 0QF

T: +44 (0) 3330237300

www.mereobiopharma.com

Mereo Biopharma Group plc is company registered in England and Wales under number 9481161 whose registered office is at 4th Floor, 1 Cavendish Place, W1G 0QF.